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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 14, 2001


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

             (Exact name of registrant as specified in its charter)
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           DELAWARE                    333-63752         13-3439681
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(State or Other Jurisdiction          (Commission     (I.R.S. Employer
of Incorporation)                     File Number)    Identification Number)

390 Greenwich Street
NEW YORK, NEW YORK                                         10013
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(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
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Item 5.           OTHER EVENTS


Description of the Notes and the Mortgage Pool

         As of the date hereof, Salomon Brothers Mortgage Securities VII, Inc. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated August 23, 2001, in connection with the Registrant's issuance of a series of notes, entitled Salomon Mortgage Loan Trust, Series 2001-CB4, C-BASS Mortgage Loan Asset Backed Notes (the "Notes"), to be issued pursuant to an indenture, dated as of December 14, 2001, between the Salomon Mortgage Loan Trust, Series 2001 as issuer and U.S. Bank National Association as indenture trustee. The Notes designated as the Series 2001-CB4 Notes will represent in the aggregate the entire beneficial ownership interest in a trust estate (the "Trust Estate") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, first, second and third lien fixed-rate and adjustable-rate mortgage loans having original terms to maturity up to 57 years (the "Mortgage Loans").

Computational Materials

         Salomon Smith Barney Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Notes certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Notes and terms of certain classes of Notes, and the hypothetical characteristics and hypothetical performance of certain classes of Notes under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS


                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits





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                                       -3-

         EXHIBIT NO.                         DESCRIPTION
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              99.1                 Computational Materials (as defined
                                   in Item 5) that have been provided
                                   by Salomon Smith Barney Inc. to
                                   certain prospective purchasers of
                                   Salomon Mortgage Loan Trust, Series
                                   2001- CB4, C-BASS Mortgage Loan
                                   Asset Backed Notes.








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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 14, 2001

                                            SALOMON BROTHERS MORTGAGE
                                            SECURITIES VII, INC.


                                            By: /s/ Susan Mills
                                               -------------------------------
                                            Name:   Susan Mills
                                            Title:   Assistant Vice President







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                                       -5-


                                Index to Exhibits




                                                                    Sequentially
    Exhibit No.    Description                                     Numbered Page
    -----------    ------------                                    -------------
        99.5       Computational Materials (as defined in               P
                   Item 5) that have been provided by Salomon
                   Smith Barney Inc. to certain prospective purchasers of Salomon Mortgage Loan Trust,
                   Series 2001-CB4, C-BASS Mortgage Loan Asset
                   Backed Notes












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                                  EXHIBIT 99.5

                                [FILED BY PAPER]